                                                [LOGO]

 THE FOREIGN & COLONIAL
 EMERGING MIDDLE EAST FUND, INC.

 ANNUAL REPORT
 OCTOBER 31, 1997

                     [LOGO]

GENERAL INFORMATION

THE FUND

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in equity securities of Middle East issuers. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging Middle East issuers, with an anticipated emphasis on Egypt, Jordan, Morocco, Oman and Tunisia. The balance of the Fund's assets is invested in equity and corporate debt securities of other Middle East issuers and sovereign debt obligations of Middle East countries.

THE INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited ("FCEM" or the "Investment Adviser"), an indirect wholly-owned subsidiary of Foreign & Colonial Management Ltd., is the Fund's investment adviser.

Effective September 1997, Jeffrey Chowdhry, a Director of FCEM, and James Graham-Maw, an Assistant Director of FCEM assumed joint responsibility for the day-to-day management of the Fund. Mr. Chowdhry is head of the Middle East portfolio management team and has been actively involved in the management of the Fund's portfolio since early 1996. Prior to joining FCEM in 1994, Mr. Chowdhry was a Director of the emerging markets division of BZW Investment Management for seven years. Mr. Graham-Maw joined FCEM in 1996 and is a Senior Portfolio Manager covering the Middle East and Africa. Before joining FCEM, he worked for six years at Daiichi Life International as a Senior Manager responsible for investments in the United Kingdom and Europe.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "ForClE" or "ForegnColon". The Fund's NYSE trading symbol is "EME".

Net asset value and market price information regarding the Fund's shares is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers. All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, State Street Bank and Trust Company, at 800-426-5523.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Dividend Reinvestment Plan (the "Plan"), shareholders whose shares are registered in their own names are deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares a dividend or capital gain distribution payable either in the Fund's shares or in cash, as shareholders may have elected, participants in the Plan will receive shares of the Fund, as outlined below. Whenever the market price per share is equal to or exceeds the net asset value per share as of the valuation date, participants will be issued new shares at a price per share equal to the greater of (a) the net asset value per share on that date or (b) 95% of the market price per share on that date. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the immediately preceding trading day. The Fund will not issue shares under the Plan at a price below net asset value. If net asset value exceeds the market price of the Fund's shares on the valuation date, or if the Fund should declare a dividend or capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, purchase shares in the open market, on the NYSE or elsewhere, for the participants' accounts on or shortly after the payment date. If, prior to the Plan Agent completing its purchases, the market price per share exceeds net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share of the Fund, resulting in the acquisition of fewer shares than if the dividend or capital gain distribution had been paid in shares issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the entire dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests that the Plan Agent sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus brokerage commission.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information required by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions is borne by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gain distributions.

The automatic reinvestment of dividends and capital gain distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional shares issued by the Fund, participants should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date), and should have a cost basis in such shares equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash distribution that such shareholder would have received had it not elected to have such distribution reinvested.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid (i) subsequent to notice of the change sent to all shareholders of the Fund at least 90 days prior to the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' prior written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209.

TAX INFORMATION

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (October 31, 1997) as to the U.S. federal tax status of long-term capital gain distributions received by the Fund's shareholders in respect of such fiscal year. Accordingly, during the fiscal year ended October 31, 1997, the Fund paid to shareholders $0.21 per share from net long-term capital gains. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1997. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1998. Shareholders are advised to consult their tax advisers with respect to the tax consequences of their investment in the Fund.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividends.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

OTHER INFORMATION

The Investment Adviser is a wholly-owned subsidiary of Foreign & Colonial Management Ltd. ("FCM"), an indirect wholly-owned subsidiary of Hypo Foreign & Colonial Management (Holdings) Ltd. ("Hypo-FCM"). Thirty-five percent of Hypo-FCM is owned by four public investment trusts and 65% is owned by Hypo (U.K.) Holdings Ltd., a wholly-owned subsidiary of Bayerische Hypotheken-und Wechsel Bank AG, a publicly traded German bank ("Hypo-Bank"). On July 21, 1997, Hypo-Bank announced that it would merge with Bayerische Vereinsbank AG ("Vereinsbank"), another publicly traded German bank (the "Merger"). It is expected that the Merger will be completed in the latter half of 1998 and that Vereinsbank will be the legal entity surviving the completion of the Merger. The Merger is not expected to affect FCEM's operations or the personnel or services provided by FCEM to the Fund.

In response to recent amendments to Maryland corporate law, the Board of Directors reviewed various corporate governance provisions in the Fund's By-Laws and, on May 14, 1997, approved amendments to the Fund's By-Laws to (i) increase the percentage of shareholder voting power required to call a special meeting of its shareholders to a majority of the votes entitled to be cast at the meeting and (ii) reduce the permissible board committee size to one director.

Since October 31, 1996, there have been no (i) material changes in the Fund's investment objectives or policies, or (ii) material changes in the principal risk factors associated with investment in the Fund.

REPORT OF INVESTMENT ADVISER

Dear Shareholder:

We are pleased to present the annual report of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1997 (the "Fiscal Year"). During the Fiscal Year, the Fund's net asset value total return was 41.9% reflecting the increasing strength of the Middle East equity markets.

EGYPT

The political situation in Egypt remains calm with the next presidential and parliamentary elections scheduled for the fourth quarter of 1999. Prime Minister Ganzouri, who has been a staunch proponent of economic reform since his appointment in January 1996, sent a clear signal that the reform program must move forward by appointing Dr. Youssef Boutros-Ghali as Minister of the Economy in July. The Massachusetts Institute of Technology trained economist is regarded by most observers as the primary architect and mastermind of the greater transparency and efficiency in the stock exchange. His long term objective is to make Cairo the financial capital of the Middle East. He is also striving to increase gross domestic product ("GDP") growth to the 6-8% range by encouraging exports which can best utilize Egypt's abundant labor force.

The Egyptian economy is expected to have grown by approximately 5.2% in 1997. More importantly, it is not exhibiting any of the imbalances which have driven the South East Asian economies off track during the past year. Inflation has recently fallen below 5.1%, the fiscal deficit has been reduced to 0.8% of GDP, foreign reserves stand at an all time high of more than $20 billion (equivalent to one year imports), and the current account deficit is expected to reach a small surplus this year.

The stock market has risen 55.6% in US$ terms over the Fiscal Year despite a modest correction during the middle of 1997.

MOROCCO

Seventy-five percent of Moroccans voted in the June 13, 1997 local elections which were purported to have been the most democratic elections in Moroccan history. Although the pro-government parties have gained by far the largest share of the vote, the opposition Koutlah bloc improved significantly upon its 1992 performance. The Koutlah also participated in the November parliamentary election, in which they gained a large share of seats in the lower house.

Having grown 11.8% in 1996, the Moroccan economy continues its roller coaster ride and is forecast to complete 1997 without any growth. While agricultural GDP declined 9.7% during the first quarter of 1997, non-agricultural GDP rose 5.2%. There has been a decline in consumer prices so far this year following a reduction in demand due to the dwindling purchasing power of rural households and the sluggish job market. Inflation should close the year at less than 3%.

The market has risen 40.6% in US$ terms during the Fiscal Year. Investors are anxiously awaiting earnings announcements for the first and second quarters of 1997, which are expected to be published shortly. We expect 15% earnings growth for both 1997 and 1998. The driving force of the Moroccan market remains the local mutual fund industry which has total funds under management of US$750 million, 40% of which are invested in equities.

TURKEY

On July 12, 1997, the Meclis (national assembly) voted into power the new coalition government led by Mesut Yilmaz of the Motherland Party (the "ANAP"). In addition to the ANAP, the coalition is comprised of the Democratic Left Party and the Democratic Turkey Party. The fall of the previous pro-Islamist Refahyol coalition led by Necmettin Erbakan exemplifies the limited tolerance of the military for any deviations from secular principles. Initial expectations for the ANAP-led coalition were that it would be relatively short-lived, however recent comments from the respective party leaders do not indicate any likelihood that early elections will be necessary; it may be the second half of 1998 before the next elections are held.

Economic growth continues to be strong. According to State Institute of Statistics data, gross national product ("GNP") grew 6.4% in the second quarter of 1997, buoyed by domestic demand, bringing growth during the first half of the year to 6.0%.

At the end of July 1997, the Treasury and the Central Bank signed a seven-point protocol which restricts the Treasury's ability to borrow from the Central Bank. Under the protocol, which becomes effective in 1998, the Central Bank will be given overall responsibility for monetary policy. As a result of these new arrangements, the Treasury will introduce weekly treasury bill auctions at the beginning of next year, including auctions of treasury bills with three, six, nine and twelve month maturities.

Despite the competing attraction of treasury bills, the stock market increased 83.6% in US$ terms during the Fiscal Year. Investors have recently been encouraged by market-friendly announcements from the Economic Ministry, particularly with regard to future privatizations. The government expects proceeds from privatizations to exceed $4 billion by the end of 1997.

ISRAEL

A spate of bombings in Jerusalem and Prime Minister Netanyahu's withholding of Palestinian tax proceeds have caused lengthy delays in the peace process. U.S. Secretary of State Albright used her September visit to criticize both Netanyahu and Palestinian Liberation Organization leader Yassar Arafat, and there are now early indications of renewed Israeli and Palestinian willingness to cooperate. Domestically, Netanyahu is feeling increasingly isolated, having failed to keep his election promise to bring security and peace to the nation. His 1998 budget was sharply criticized by his coalition members. Barak, the leader of the opposition, waits in the wings, having recently become one of the most popular politicians in the country during the past months.

Economic growth continues to slow due to a decline in both tourism and immigration, though this was partly offset by solid exports. Forecast GDP growth for the full year now stands at 2.5%, well below the rate most believe to be sustainable, 4-5%. The Bank of Israel (the "Bank") continues to cling doggedly to its 1997 annual inflation target of 7-10%. After inflation spiked in mid-summer in reaction to a drop in interest rates and a planned depreciation in the shekel, the Bank increased rates for the first time in fourteen months. Netanyahu and his new finance minister have put forth a strict 1998 budget, aimed at reducing the deficit to 2.4% of GDP, down from a 1997 target of 2.8%.

The market rose 38.1% in US$ terms over the Fiscal Year. We anticipate earnings growth of 12% for the remainder of 1997. Export-oriented technology and selected chemical stocks have been among the top performers in the stock market, should benefit from a depreciated shekel and be somewhat insulated from the economic slowdown.

LEBANON

In Lebanon, elections for local authorities have been delayed to ensure an orderly election process, however, the government's decision to delay has been criticized as heavy-handed. The long-term view regarding Lebanon may be the most positive long-term view regarding any Middle East country, as it is starting from a much lower base. Risk factors should not be brushed aside, as a failure of the peace process and resumption of the regional unrest would significantly impact Lebanon.

Meanwhile, the economy is gearing up and rebuilding, increasingly displaying its traditional bias towards long term growth in the services sector, which accounts for more than 53% of GDP. The government is expected to continue with a high interest rate policy in order to attract capital into Lebanon and in order to control local liquidity.

OMAN

The Omani economy remains dependent on sales of crude oil. In 1996, GDP rose an estimated 5.6%, the fastest pace in the Gulf Cooperation Council, and is expected to rise 4.2% in 1997 and 5.1% in 1998.

The market increased 136.4% in US$ terms during the Fiscal Year. Despite government legislation earlier this year to permit foreign investment in Omani companies, some companies are still reluctant to change their articles of association and allow foreign investors to become shareholders.

JORDAN

In Jordan, parliamentary elections were held in November. Unfortunately, the overall turnout was only 44%, due to a boycott by the main Islamic parties. While the domestic situation remains calm after last year's food riots, the external picture remains poor due to the deterioration of the peace process.

The country is expected to experience another year of strong growth in 1997, although the official forecast of 6.5% appears overly optimistic. We believe growth of between 5.2%-5.4% is more likely, given that the government has continued to pursue a tight monetary policy. After a one time rise last year, inflation is expected to end the year at close to 3.5%, while the current account deficit is at a very manageable 3% of GDP.

As part of its continuing attempt to encourage direct and portfolio investment by foreigners, Jordanian authorities have removed the ceiling on equity ownership by non-Jordanians in most sectors. During the Fiscal Year, the stock market rose a modest 15.9% in US$ terms.

TUNISIA

In Tunisia the economy is expected to grow approximately 5.0% in 1997, compared with 6.6% in 1996 and 2.5% (following a drought) in 1995. Indications from the authorities that agricultural output in 1997 is likely to be affected by drought is unlikely to necessitate revisions of growth forecasts for the year. The parameters of the government's five-year economic development plan covering the period 1997-2001 seem achievable, however, there is some doubt as to whether the targeted investment amounts will be raised, given the government's intention to accelerate privatization.

The stock market has fallen 31.1% during the Fiscal Year. Daily trading volume remains very low and is dominated by banks which trade at a premium to the market. Attractive investment opportunities among industrial companies are limited.

OUTLOOK

The outlook for the region remains encouraging due to continuing liberalization and privatization within economies, attractive valuations and limited participation by foreign investors. Currently, our favored markets continue to be Egypt and Morocco. Turkey, as always, remains an uncertainty due to political and economic factors.

We continue to believe that investing in the Middle Eastern equity markets, including markets of smaller nations, will provide attractive long-term growth. We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Respectfully,

Jeff Chowdhry                                  James Graham-Maw
Portfolio Manager                              Portfolio Manager

THE FOREIGN & COLONIAL
EMERGING MIDDLE EAST FUND, INC.
DECEMBER 5, 1997

PORTFOLIO OF INVESTMENTS

October 31, 1997
--------------------------------------------------------------------------------
EQUITIES--98.70%
--------------------------------------------------------------------------------

  SHARES                                                                               VALUE
----------                                                                          -----------
EGYPT--32.82%
            APPAREL & TEXTILES--0.00%
       103  El Nasr Clothing & Textile Co. (KABO).................................  $     2,705
                                                                                    -----------
            CHEMICALS--1.67%
    30,000  Paints & Chemicals Ind. (PACIN).......................................    1,005,231
                                                                                    -----------
            CONSTRUCTION--11.90%
    21,500  Helwan Portland Ct....................................................      453,380
    41,500  Madinet Nasr City.....................................................    2,866,153
    49,230  Suez Cement...........................................................    1,077,924
    50,000  Suez Cement--GDR......................................................    1,037,500
    63,975  Torah Cement..........................................................    1,748,619
                                                                                    -----------
                                                                                      7,183,576
                                                                                    -----------
            FINANCIAL SERVICES--4.90%
    68,340  Commercial International Bank (CIB)...................................    1,579,703
    42,105  Commercial International Bank (CIB)--GDR..............................      910,521
    28,570  Misr International Bank SAE (a).......................................      464,262
                                                                                    -----------
                                                                                      2,954,486
                                                                                    -----------
            FOOD & BEVERAGE--4.65%
    30,000  Al Ahram Beverage Co.--ADR (b)........................................      825,000
    38,590  North Cairo Flour Mills...............................................    1,678,566
    16,825  South Cairo Flour Mills...............................................      302,133
                                                                                    -----------
                                                                                      2,805,699
                                                                                    -----------
            HOTELS--2.79%
    34,989  Misr for Hotels (Hilton)..............................................    1,684,305
                                                                                    -----------
            HOUSING--2.39%
    10,550  Misr Elgadida for Housing.............................................    1,442,118
                                                                                    -----------
            PETROLEUM--0.48%
    21,200  Misr Gulf Oil Proc. Co. (MIGOP) (b)(c)................................      292,843
                                                                                    -----------
            PHARMACEUTICALS--3.02%
    25,200  Egyptian International Pharmaceuticals (EIPICO).......................    1,821,954
                                                                                    -----------
            STEEL--1.02%
    14,000  Alexandria National Iron & Steel (ANSDK)..............................      617,193
                                                                                    -----------
                                                                                     19,810,110
                                                                                    -----------
ISRAEL--9.49%
            CHEMICALS--3.09%
   854,000  Israel Chemicals......................................................    1,068,496
   129,250  Makhteshim Chemical Works (b).........................................      799,761
                                                                                    -----------
                                                                                      1,868,257
                                                                                    -----------
            ELECTRONICS--1.93%
    38,000  Formula Systems (b)...................................................    1,164,438
                                                                                    -----------
            PHARMACEUTICALS--0.87%
    11,200  Teva Pharmaceuticals--ADR.............................................      523,600
                                                                                    -----------
            RETAIL TRADE--1.33%
   280,000  Super Sol.............................................................      804,184
                                                                                    -----------
            TELECOMMUNICATIONS--2.27%
    27,500  ECI Telecom Ltd.--ADR.................................................      759,687
    27,000  Tadiran Telecommunications (b)........................................      610,875
                                                                                    -----------
                                                                                      1,370,562
                                                                                    -----------
                                                                                      5,731,041
                                                                                    -----------
JORDAN--2.61%
            APPAREL & TEXTILES--0.14%
    40,400  El Zay Ready Wear (b).................................................       82,449
                                                                                    -----------

  SHARES                                                                               VALUE
----------                                                                          -----------
            CHEMICALS--1.61%
    94,900  Arab Potash Co........................................................  $   821,443
   125,000  Jordan Industrial Resources...........................................      149,543
                                                                                    -----------
                                                                                        970,986
                                                                                    -----------
            CONSTRUCTION--0.86%
    60,000  Jordan Cement Factories...............................................      263,476
   151,000  Zara for Investments (b)..............................................      259,282
                                                                                    -----------
                                                                                        522,758
                                                                                    -----------
                                                                                      1,576,193
                                                                                    -----------
LEBANON--6.29%
            BANKING--2.52%
    64,000  Banque Libanaise Pour Le Commerce (BLC)--GDR (b)......................    1,520,000
                                                                                    -----------
            ENGINEERING & CONSTRUCTION--3.08%
   120,000  Solidere--GDR.........................................................    1,860,000
                                                                                    -----------
            INVESTMENT COMPANIES--0.69%
    40,000  Lebanon Holdings (b)..................................................      420,000
                                                                                    -----------
                                                                                      3,800,000
                                                                                    -----------
MOROCCO--28.44%
            AUTOMOTIVE & TRUCKS--1.03%
     2,700  Auto Hall (c).........................................................      618,735
                                                                                    -----------
            BANKING--5.92%
    11,484  Banque Commerciale du Maroc (BCM).....................................    1,079,417
    30,000  Banque Marocaine Du Commerce Exterieur (BMCE)--GDR....................      565,500
    20,125  Credit Immobilier et Hotelier (CIH)...................................      598,584
    14,273  Wafabank..............................................................    1,332,499
                                                                                    -----------
                                                                                      3,576,000
                                                                                    -----------
            CONGLOMERATES--8.78%
    26,200  Omnium Nord Africain..................................................    2,382,196
    33,029  Societe Nationale d'Investissement (SNI)..............................    2,919,208
                                                                                    -----------
                                                                                      5,301,404
                                                                                    -----------
            CONSTRUCTION--3.05%
    23,534  Cimenterie de l'Oriental (CIOR).......................................    1,843,362
                                                                                    -----------
            FINANCIAL SERVICES--1.80%
     9,000  Credit Eqdom..........................................................    1,088,383
                                                                                    -----------
            FOOD & BEVERAGE--6.71%
     8,500  Branoma...............................................................    1,147,129
    13,000  Brasseries du Maroc (BDM).............................................    2,903,414
                                                                                    -----------
                                                                                      4,050,543
                                                                                    -----------
            MINING--1.15%
    11,855  Sonasid CS............................................................      691,411
                                                                                    -----------
                                                                                     17,169,838
                                                                                    -----------
OMAN--2.81%
            INVESTMENT COMPANIES--2.81%
    87,000  Oryx Fund (b).........................................................    1,696,500
                                                                                    -----------
TURKEY--16.24%
            AUTOMOTIVE & TRUCKS--2.13%
 1,476,000  Otosan................................................................    1,286,415
                                                                                    -----------
            BANKING--4.14%
81,990,790  Yapi Kredi Bankasi....................................................    2,501,081
                                                                                    -----------
            CONGLOMERATES--3.07%
   140,000  Haci Omer Sabanci Holdings SAE (a)....................................    1,855,000
                                                                                    -----------
            CONSTRUCTION--1.56%
13,000,000  Trakya Cam............................................................      938,283
                                                                                    -----------
            CONSUMER DURABLES--1.20%
 6,250,000  Ardem.................................................................      723,458
                                                                                    -----------
            ELECTRONICS--1.93%
15,000,000  Vestel Electronic.....................................................    1,164,343
                                                                                    -----------
            STEEL--2.21%
 8,150,000  Eregli Demir Celik....................................................    1,331,844
                                                                                    -----------
                                                                                      9,800,424
                                                                                    -----------

TOTAL EQUITIES (cost $39,077,598).................................................   59,584,106
                                                                                    -----------

--------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.46%
--------------------------------------------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                                                                VALUE
----------                                                                          -----------
    US$276  Agreement with State Street Bank and Trust Co. 2.00% dated 10/31/97 to be repurchased 11/03/97 in the amount of $276,046 collateralized by
            $270,000 U.S. Treasury Note, 6.625% due 7/31/01 (cost $276,000).......  $   276,000
                                                                                    -----------

TOTAL INVESTMENTS (cost $39,353,598)--99.16%......................................   59,860,106
Other assets less liabilities--0.84%..............................................      506,269
                                                                                    -----------
NET ASSETS (applicable to 2,807,169 shares; equivalent to $21.50 per share)--100.00%...................................................................  $60,366,375
                                                                                    -----------
                                                                                    -----------

-------------
   (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional buyers. These securities total $2,319,262 or 3.84% of net assets.

   (b) Non-income producing security.

   (c) Fair valued security totalling $911,578 or 1.51% of net assets.

 ADR - American Depositary Receipt.

 GDR - Global Depositary Receipt.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  OCTOBER 31, 1997
                                                                                                  ----------------
ASSETS
Investments in securities, at value (cost $39,353,598)..........................................   $   59,860,106
Cash............................................................................................              306
Receivable for investments sold.................................................................          583,878
Dividends and interest receivable...............................................................           52,957
Deferred organizational expenses................................................................          149,135
Prepaid expenses................................................................................           36,173
                                                                                                  ----------------
    Total assets................................................................................       60,682,555
                                                                                                  ----------------

LIABILITIES
Investment advisory fee payable.................................................................           66,910
Administration fee payable......................................................................           10,616
Accrued expenses and other liabilities..........................................................          238,654
                                                                                                  ----------------
    Total liabilities...........................................................................          316,180
                                                                                                  ----------------

NET ASSETS
Common stock, $0.001 par value; 2,807,169 shares issued and outstanding
  (100,000,000 shares authorized)...............................................................            2,807
Additional paid-in capital......................................................................       37,206,549
Accumulated net investment loss.................................................................         (278,869)
Accumulated net realized gain...................................................................        2,930,105
Net unrealized appreciation of investments and other assets and liabilities
  denominated in foreign currency...............................................................       20,505,783
                                                                                                  ----------------
    Net assets applicable to shares outstanding.................................................   $   60,366,375
                                                                                                  ----------------
                                                                                                  ----------------
NET ASSET VALUE PER SHARE.......................................................................           $21.50
                                                                                                  ----------------
                                                                                                  ----------------

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                                    FOR THE YEAR
                                                                                                   ENDED OCTOBER
                                                                                                      31, 1997
                                                                                                  ----------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $55,392).........................................   $    1,561,655
Interest........................................................................................           28,600
                                                                                                  ----------------
                                                                                                        1,590,255
                                                                                                  ----------------
EXPENSES
Investment advisory fees........................................................................          674,702
Custody and accounting fees.....................................................................          252,938
Legal and audit fees............................................................................          185,153
Directors' fees and expenses....................................................................          139,221
Administration fees.............................................................................          125,000
Amortization of organizational expenses.........................................................           73,960
Shareholder reports expense.....................................................................           50,874
Insurance expense...............................................................................           41,491
Transfer agent fees and expenses................................................................           15,291
New York Stock Exchange listing fee.............................................................           12,916
Other expenses..................................................................................            6,079
                                                                                                  ----------------
Total expenses..................................................................................        1,577,625
Less: Fee waiver (Note 2).......................................................................          (20,329)
                                                                                                  ----------------
Net expenses....................................................................................        1,557,296
                                                                                                  ----------------
Net investment income...........................................................................           32,959
                                                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investments...................................................................................        2,931,627
  Foreign currency transactions.................................................................         (311,828)
Net change in unrealized appreciation of:
  Investments...................................................................................       15,170,493
  Other assets and liabilities denominated in foreign currency..................................          (17,551)
                                                                                                  ----------------
Net realized and unrealized gain on investments and foreign currency transactions...............       17,772,741
                                                                                                  ----------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS...........................................   $   17,805,700
                                                                                                  ----------------
                                                                                                  ----------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE YEAR       FOR THE YEAR
                                                                        ENDED               ENDED
                                                                   OCTOBER 31, 1997   OCTOBER 31, 1996
                                                                   ----------------   -----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss).....................................    $    32,959         $   (90,466)
Net realized gain on investments and foreign currency
  transactions...................................................      2,619,799             681,798
Net change in unrealized appreciation/depreciation of investments and other assets and liabilities denominated in foreign
  currency.......................................................     15,152,942           4,809,689
                                                                   ----------------   -----------------
Total from investment operations.................................     17,805,700           5,401,021
                                                                   ----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments............................       (596,240)           --
                                                                   ----------------   -----------------
Net increase in net assets.......................................     17,209,460           5,401,021

NET ASSETS
Beginning of period..............................................     43,156,915          37,755,894
                                                                   ----------------   -----------------
End of period....................................................    $60,366,375         $43,156,915
                                                                   ----------------   -----------------
                                                                   ----------------   -----------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") was incorporated in the State of Maryland on July 29, 1994, as a non-diversified, closed-end management investment company. Prior to commencing operations on November 4, 1994, the Fund had no operations other than the sale to Foreign & Colonial Emerging Markets Limited (the "Investment Adviser") of 7,169 shares of common stock for $100,008 on October 25, 1994. Organizational costs of $370,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--Portfolio securities for which market quotations are readily available are valued at the last sale price prior to the time of determination if there was a sale on the date of determination or, if there was no sale on such day, at the mean between the last current bid and asked prices, or if there was no asked price, the bid price. Securities for which reliable market quotations or pricing services are not readily available are valued at fair value using methods determined in good faith by, or under procedures established by the Fund's Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in a foreign currency are translated at the prevailing rates of exchange on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income for tax reporting purposes.

Net realized loss on foreign currency transactions of $311,828 represents foreign currency gains and losses from the holding of foreign currencies, sales and maturities of foreign debt securities, transactions in foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized capital gain for financial reporting purposes, but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized gain on investments. To the extent they exceed net investment income or net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

U.S. FEDERAL INCOME TAXES--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its net investment income, capital gains and certain other amounts, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax. Withholding taxes on foreign dividends and interest have been provided for in accordance with the applicable tax requirements.

FOREIGN TAXES--The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the foreign countries in which it invests.

NOTE 2  INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. As compensation for its services, the Investment Adviser is paid a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator") provides administrative services to the Fund under an Administration Agreement. As compensation for its services, the Administrator is paid a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $125,000. For the year ended October 31, 1997, the Administrator voluntarily waived $20,329 of its fees.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at October 31, 1997 was $40,107,098. Accordingly, net unrealized appreciation of investments of $19,753,008 was comprised of gross appreciation of $21,207,210 for those investments having an excess of value over cost and gross depreciation of $1,454,202 for those investments having an excess of cost over value.

For the year ended October 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $29,610,764 and $30,148,271, respectively.

NOTE 4  CONCENTRATION OF RISK

Investment in Middle East issuers involves certain risks and special considerations which are not typically associated with investing in securities issued by U.S. or Western European companies or governments, as a result of, among other things, future political and economic developments and the level of governmental supervision and regulation of the securities markets. In particular, securities markets and currencies of many Middle East countries, similarly to those of other emerging market countries, have been subject to substantial price volatility and sudden market declines. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 5  CAPITAL STOCK

There were no transactions in common stock for the years ended October 31, 1997 and October 31, 1996.

At October 31, 1997, The Foreign & Colonial Emerging Markets Investment Trust, The Global Emerging Markets Exempt Fund and The Global Emerging Markets Investment Co., affiliates of the Investment Adviser, owned 63,354, 6,403 and 2,886 shares, respectively, of the Fund.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below.

                                                                                                          FOR THE PERIOD
                                                                                          FOR THE          NOVEMBER 4,
                                                                    FOR THE YEAR           YEAR               1994*
                                                                       ENDED               ENDED             THROUGH
                                                                    OCTOBER 31,         OCTOBER 31,        OCTOBER 31,
                                                                        1997               1996                1995
                                                                   --------------       -----------       --------------
Net asset value, beginning of period.............................  $    15.37             $   13.45       $    14.04**
                                                                      -------           -----------          -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss).....................................        0.01                 (0.03)            0.02
Net realized and unrealized gain (loss) on investments and
 foreign currency transactions...................................        6.33                  1.95            (0.06)
                                                                      -------           -----------          -------
  Total from investment operations...............................        6.34                  1.92            (0.04)
                                                                      -------           -----------          -------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments............................       (0.21)             --                 --
                                                                      -------           -----------          -------
CAPITAL SHARE TRANSACTIONS
Offering costs charged to additional
 paid-in capital.................................................      --                  --                  (0.55)
                                                                      -------           -----------          -------
Net asset value, end of period...................................  $    21.50             $   15.37       $    13.45
                                                                      -------           -----------          -------
                                                                      -------           -----------          -------
Market value, end of period......................................  $    17.75             $   12.375      $    11.00
                                                                      -------           -----------          -------
                                                                      -------           -----------          -------
TOTAL INVESTMENT RETURN (a)(b)...................................       45.46%                12.50%          (21.65)%
                                                                      -------           -----------          -------
                                                                      -------           -----------          -------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).........................  $   60,366             $43,157         $   37,756
Ratio of expenses to average net assets..........................        2.89%(c)              3.16%(c)         2.99%(d)(e)
Ratio of net investment income (loss) to average net assets......        0.06%(c)             (0.23)%(c)        0.13%(d)(e)
Portfolio turnover...............................................          57%                30%                 19%
Average commission rate paid per share of common stock
 investments purchased/sold (f)..................................  $   0.0008             $0.0027             --

-------------------
NOTES:

 * Commencement of operations.

** Initial public offering price of $15.00 per share less an average underwriting discount of $0.96 per share.

(a) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(b) Total investment return for a period of less than one year is not annualized.

(c) The Administrator waived a portion of its fees during the years ended October 31, 1997 and October 31, 1996. If such waivers had not been made, the ratio of expenses to average net assets would have been 2.92% and 3.25%, respectively, and the ratio of net investment income (loss) to average net assets would have been 0.03% and (0.32)%, respectively.

(d) Annualized.

(e) The Investment Adviser and Administrator each waived a portion of its fees during the period. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.11% and the ratio of net investment income to average net assets would have been 0.01%.

(f) Disclosure effective for fiscal years beginning on or after September 1, 1995.

REPORT OF THE INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Foreign & Colonial Emerging Middle East Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 4, 1994 (commencement of operations) through October 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

December 8, 1997

CORPORATE INFORMATION

DIRECTORS

Fred Arthur Rank Packard, Chairman
Bassam Aburdene
Karen Clarke
Albert Francke
Walter M. Noel, Jr.
David C. Patterson

OFFICERS

Karen Clarke                            President
Arnab Banerji                           Executive Vice President
Jeffrey Chowdhry                        Executive Vice President
James Graham-Maw                        Vice President
Michael Gabriel                         Treasurer & Secretary

INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY

ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL

Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

FC97A

                                                                          [LOGO]

The Foreign & Colonial Emerging Middle East Fund, Inc.
1285 Avenue of the Americas
New York, NY 10019
Telephone: 212-713-2848
Fax: 212-713-4058

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY
Telephone: 44-171-628-1234
Fax: 44-171-628-2281

                     [LOGO]